UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2014

ORRSTOWN FINANCIAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-34292	23-2530374
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 East King Street, P.O. Box 250, Shippensburg, Pennsylvania	17257
3(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (717) 532-6114

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Explanatory Note

This Amendment No. 1 to Form 8-K of Orrstown Financial Services Inc. (the “Company”) is being filed to correct an error in the tabulation of votes for each nominee for director at the Company’s 2014 Annual Meeting of Shareholders (the “Annual Meeting”) reported in the Company’s Form 8-K filed with the Securities and Exchange Commission on May 1, 2014 (the “Original Form 8-K”). The correct vote tabulation for each nominee for director, the amended and restated Employee Stock Purchase Plan and the non-binding advisory vote regarding the compensation paid to our name executive officers appears below. No other proposals presented at the Annual Meeting were affected and the Original Form 8-K remains unchanged in all other respects.

ORRSTOWN FINANCIAL SERVICES, INC.

INFORMATION TO BE INCLUDED IN THE REPORT

Section 5 – Corporate Governance and Management

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(1) Election of Directors

Nominee	For	Withheld	Broker Non-Vote
Jeffrey W. Coy	4,399,178	513,696	898,756
Eric A. Segal	4,192,341	720,533	898,756
Joel R. Zullinger	4,549,124	363,750	898,756

(2) Approval of the amended and restated Employee Stock Purchase Plan

For	Against	Abstain	Broker Non-Vote
4,428,317	382,547	102,009	898,757

(3) Approval of the non-binding advisory vote regarding the compensation paid to our named executive officers

For	Against	Abstain	Broker Non-Vote
4,090,562	661,567	160,754	898,756

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORRSTOWN FINANCIAL SERVICES, INC.

Date: May 2, 2014	By:	/s/ David P. Boyle
David P. Boyle Executive Vice President & Chief Financial Officer (Duly Authorized Representative)

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